SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 11, 2004

HALL, KINION & ASSOCIATES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-22869	77-0337705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 ROWLAND WAY

SUITE 200

NOVATO, CALIFORNIA 94945

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 895-2200

Item 7. Financial Statements, Pro Forma and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued March 11, 2004.

Item 12. Results of Operations and Financial Condition.

On March 11, 2004, Hall, Kinion & Associates, Inc., a Delaware corporation (the “Company”), expressed strong disappointment in Kforce’s announcement made on March 11, 2004 regarding the proposed merger with Hall Kinion and the Company released its unaudited financial results for the fourth quarter and fiscal year ended December 28, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

The press release attached as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the press release are “forward-looking” rather than “historic.” The Company disclaims any obligation to update forward-looking statements contained in the press release. The press release also states that a more thorough discussion of certain factors which may affect the Company’s operating results is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2002 and other filings made with the Securities and Exchange Commission which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s website (http://www.sec.gov).

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of March 11, 2004

HALL, KINION & ASSOCIATES, INC.

By:  /s/ Martin Kropelnicki

Martin Kropelnicki

Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued March 11, 2004.

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